SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20546

                        ---------------------------------

                                   FORM 8-K/A

                        ---------------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 23, 2002

                             CALYPSO WIRELESS, INC.
              (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)


           1-8497                                         13-5671924
    ----------------------                      -------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


   5979 N.W. 151st Street                                    33014
-----------------------------------------                   --------
 (Address of Principal Executive Offices)                  (Zip Code)


                                 (305) 828-1483

              (Registrant's Telephone Number, Including Area Code)

         Kleer-Vu Industries, Inc., 601 Hanson Road, Kemah, Texas 77565
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANTS.

Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSTION OF ASSETS.

Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In the 8-K originally filed on December 23, 2002, the Company announced that the client-auditor relationship between the accounting firm of R. E. Bassie & Co. ceased on or about December 21, 2002, and the Company appointed the accounting firm of KPMG, L.L.P., to audit the Company's consolidated financial statements for the year ended December 31, 2002. KPMG, S.A. (a Costa Rican Corporation) performed the audits of the consolidated financial statements of Calypso Wireless, Inc. and its wholly owned subsidiary, American Telecom Industries ATEL. S A., (both private entities) since its inception in 1998 through July 31, 2002. When the Company began as a public entity in October 2002, the Company assumed that KPMG, L.L.P. would assume that the client-auditor relationship that KPMG, S.A. had with the Company as a private entity. However, the Company's Board of Directors decided to continue the client-auditor relationship with R.
E.  Bassie  &  Co.

Effective January 24, 2003, the Company's Board of Directors re-appointed the accounting firm of R. E. Bassie & Co. to audit the consolidated financial statements of Calypso Wireless, Inc. for the year ended December 31, 2002.

ITEM 5.  OTHER EVENTS AND REGULATIONS FD DISCLOSURE.

Effective December 13, 2002, the Board of Directors of Calypso Wireless, Inc. appointed Carlos H. Mendoza to the Board of Directors of the Company. In addition, the Board voted to elect Carlos H. Mendoza to the position of Chairman of the Board and Chief Executive Officer of the Company.


The Company's wholly owned subsidiary, Industria de Telecomunicaciones Americanas ATEL, S.A., which signed a 3-year, $500 million contract with China Telecom Changzhou Telecommunication Bureau in April of 2001, for the delivery of Calypso's cellular broadband video phones, is conducting further negotiations with China Telecom to secure additional contracts in China to launch its products. These phones will incorporate Calypso's proprietary ASNAPtm technology, which operates on either the wide area network (WAN) using existing GSM/GPRS or CDMA networks or the wireless local area networks (WLAN) such as WiFi. The phones will have the ability to deliver two-way broadband video conferencing when connected to a WiFi access point. Calypso Wireless, Inc. is currently pursuing additional contracts with major global carriers as it completes its first phase of testing of its switching system. Xavier Sarria, Vice President of Sales of Calypso Wireless, Inc. stated: "We are aggressively pursuing new contracts in order to be able to launch our proprietary technology in several markets at once."

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
..
Due to other obligations, Mr. John Stump, III informed Calypso Wireless, Inc. that at this time he would not be able to fulfill his obligations as Vice President of Finance and Chief Financial Officer. Winfred Fields was


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reappointed by the Board of Directors as the Vice President of Finance and Chief
Finance  Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

Not Applicable.

     Signed this 24th day of January 2003.

     By:  /s/  Carlos H. Mendoza
     ---------------------------
     Carlos H. Mendoza,
     Chairman and Chief Executive Officer
     Calypso Wireless, Inc.


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